Employee Benefits	12 Months Ended
Dec. 31, 2020
Retirement Benefits [Abstract]
Employee benefits
11. Employee benefits
Full-time employees of the Group in the PRC are entitled to welfare benefits including pension insurance, medical insurance unemployment insurance, maternity insurance, on-the-job
injury insurance, and housing fund plans through a PRC government-mandated defined contribution plan. Chinese labor regulations require that the Group makes contributions to the government for these benefits based on certain percentages of the employees’ salaries, up to a maximum amount specified by the local government. The Group has no legal obligation for the benefits beyond the contributions. Total contributions by the Group for such employee benefits were RMB 22,750 thousand, RMB 30,248 thousand and RMB 18,924 thousand for the years ended December 31, 2018, 2019 and 2020, respectively.